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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 28, 2002 included in this Form 10-K, into the Company's previously filed Registration Statement (File No. 333-64268, 333-39276, 333-62601, 333-24407, 333-09157, 333-10115) on Form S-8 and (File No.
333-48854) on Form S-3.

                               /s/ Arthur Andersen LLP


San Jose, California
April 1, 2002